[FORM OF FACE OF CERTIFICATE FOR COMMON STOCK]

                           WILLAMETTE INDUSTRIES, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF OREGON

COMMON STOCK                                                        COMMON STOCK
Number --------------                                      -------------- Shares

                                                               CUSIP 969133 10 7
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                  This Certifies that ------------------------------------------
is the owner of -------------------------------------------------------- shares,
OF THE PAR VALUE OF FIFTY CENTS ($.50) EACH FULLY PAID AND NONASSESSABLE, OF THE COMMON STOCK OF

                  WILLAMETTE INDUSTRIES, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                  Witness the signatures of the duly authorized officers and the seal of the Corporation.

                  DATED:  ---------------------------------

-------------------------------------     --------------------------------------
Secretary                                 President

(Corporate Seal)

COUNTERSIGNED AND REGISTERED:

CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

BY-----------------------------------------------
      AUTHORIZED SIGNATURE

                [FORM OF REVERSE OF CERTIFICATE FOR COMMON STOCK]

                  The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued, and, if the Corporation is authorized to issue any preferred or special class in series, the variations in relative rights and preferences between the shares of each such series so far as the same have been fixed and determined and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

                  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Willamette
Industries, Inc. (the "Company"), and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent"), dated as of February 25, 2000 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, Rights beneficially owned by an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void.

                  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM                 --    as tenants in common
      TEN ENT                 --    as tenants by the entireties
      JT TEN                  --    as joint tenants with rights of survivorship
                                    and not as tenants in common

      UNIF TRAN MIN ACT       --..................Custodian.....................
                                    (Cust)                        (Minor)
                                under Uniform Transfers to Minors Act...........
                                                                       (State)

      UNIF GIFT MIN ACT --.....................Custodian........................
                                  (Cust)                        (Minor)
                          under Uniform Gifts to Minors Act.....................
                                                                  (State)

Additional abbreviations may also be used though not in the above list.

                  For Value  Received,  .........................  hereby  sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
======================================================================

======================================================================

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ---------------------------------------------


                                    x-------------------------------------------


                                    x-------------------------------------------
                                      NOTICE:   THE    SIGNATURE    TO    THIS
                                                ASSIGNMENT   MUST   CORRESPOND
                                                WITH THE NAME AS WRITTEN  UPON
                                                THE  FACE  OF THE  CERTIFICATE
                                                IN EVERY  PARTICULAR,  WITHOUT
                                                ALTERATION OR  ENLARGEMENT  OR
                                                ANY CHANGE WHATEVER

SIGNATURE(S) GUARANTEED:

----------------------------------------------

THIS  SIGNATURE(S)  MUST BE  GUARANTEED  BY AN
ELIGIBLE   GUARANTOR    INSTITUTION    (BANKS,
STOCKBROKERS,  SAVINGS  AND LOAN  ASSOCIATIONS
AND  CREDIT  UNIONS  WITH   MEMBERSHIP  IN  AN
APPROVED   SIGNATURE    GUARANTEE    MEDALLION
PROGRAM), PURSUANT TO S.E.C. TITLE 17Ad-15.